UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
November 1, 2024
Date of Report (Date of earliest event reported)

CBIZ, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-32961	22-2769024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5959 Rockside Woods, Blvd. N. Suite 600
Independence, Ohio 44131
(Address of principal executive offices, including zip code)
216-447-9000
(Registrant's telephone number, including area code)
Note Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange On which registered
Common Stock, $0.01 par value	CBZ	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On November 1, 2024, CBIZ, Inc. (the "Company") filed a Current Report on Form 8-K (the "Original Form 8-K") to report the completion (the "Closing") of the Merger (defined below) consummated in connection with the Agreement and Plan of Merger (the “Merger Agreement”), dated July 30, 2024, with Marcum LLP, a New York registered limited liability partnership (“Marcum”), Marcum Advisory Group LLC, a Delaware limited liability company and wholly owned subsidiary of Marcum (“MAG”), PMMS LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger Sub”), and Marcum Partners SPV LLC, a Delaware limited liability company (the “Owner Representative”).

Under the terms of the Merger Agreement, at the closing, Merger Sub merged with and into MAG, with MAG continuing as the surviving entity and as a wholly owned subsidiary of the Company (the “Merger”). Prior to the closing of the Merger, Marcum contributed substantially all of its non-attest business assets to MAG, subject to certain exclusions, and MAG assumed certain Marcum liabilities. In a separate transaction, CBIZ CPAs P.C., previously known as Mayer Hoffman McCann P.C., a national independent certified public accounting firm with which the Company has an existing Administrative Services Agreement, purchased from Marcum substantially all of Marcum’s attest business assets, subject to certain exclusions.

As permitted under Item 9.01 of Form 8-K, this Amendment No.1 to the Current Report on Form 8-K ("Amendment No.1") amends and supplements the Original Form 8-K solely to provide the unaudited pro forma combined financial information required under Item 9.01 of Form 8-K within 71 calendar days after the date on which the Original Form 8-K was required to be filed.

Item 9.01    Financial Statements and Exhibits

(b)     Pro forma financial information.
The unaudited pro forma condensed combined financial information of the Company required to be filed in connection with the acquistion described in Item 2.01 in the Original Form 8-K is filed as Exhibit 99.1 to this Amendment No. 1 and incorporated by reference herein.
(d)    Exhibits
99.1    Unaudited Pro Forma Condensed Combined Financial Information of the Company
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES:
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2024

CBIZ, Inc.

By:	/s/ Jaileah X. Huddleston
Name:	Jaileah X. Huddleston
Title:	Senior Vice President, Chief Legal Officer, and Corporate Secretary